UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 7, 2015

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Company”) held on Tuesday, April 7, 2015, the Company’s shareholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 9, 2015 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The shareholders elected the following eight directors, to serve until the Company’s next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Henry B. Cook, Jr.	1,836,010	4,555		374,987

Michael I. German	1,836,094	4,471		374,987

Ted W. Gibson	1,836,994	3,571		374,987

Robert B. Johnston	1,836,950	3,615		374,987

Joseph P. Mirabito	1,836,050	4,515		374,987

William Mirabito	1,836,050	4,515		374,987

George J. Welch	1,833,837	6,728		374,987

John B. Williamson III	1,836,050	3,615		374,987

Proposal 2: Non-binding advisory vote to approve the Company’s executive compensation.

The Company’s shareholders approved, in and advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,711,641	14,587	114,337	374,987

Proposal 3: Ratification of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015.

The appointment of Freed Maxick CPAs as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,202,370	3,733	9,449

No other matters were voted upon at the meeting.

Item 8.01 Other Events.

On April 7, 2015, at its regular meeting the Board of Directors of the Company elected the following officers:

Michael I. German – Chief Executive Officer and President

Firouzeh Sarhangi – Chief Financial Officer and Treasurer

Stanley G. Sleve – Vice President – Administration and Corporate Secretary

Matthew Cook – Vice President of Operations and Engineering

Russell Miller – Vice President of Gas Supply and Marketing

In addition, the Board of Directors established the following Committee structure and assignments:

Audit Committee

John B. Williamson III, Chair

William Mirabito

Henry B. Cook, Jr.

Nominating/Compensation Committee

Ted W. Gibson, Chair

Henry B. Cook, Jr.

John B. Williamson III

Joseph P. Mirabito

Robert B. Johnston

Corporate Governance and Community Relations Committee

George J. Welch, Chair

William Mirabito

Robert B. Johnston

Ted W. Gibson

The Company, as the sole shareholder of Corning Natural Gas Corporation (the “Gas Company”), reelected the Board of Directors of the Gas Company, and the Board of Directors of the Gas Company re-elected the officers, being the same as those of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: April 30, 2015

By: /s/ Michael I. German

Michael I German, President and Chief Executive Officer